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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: DECEMBER 3, 2001



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                       0-27331                 88-0348835
(STATE OR OTHER            (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5. OTHER EVENTS.

         On December 3, 2001, FindWhat.com, a Nevada corporation provided guidance for future financial performance. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (c)     EXHIBITS.

             Exhibit No.                       Description

                 99 Press Release, entitled "FINDWHAT.COM RAISES FOURTH QUARTER ESTIMATES - EXPECTS SEQUENTIAL REVENUE GROWTH OF 30% AND EPS OF $0.06."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      FINDWHAT.COM


Date:  December 4, 2001                        By:  /s/ Phillip R. Thune
                                                   ----------------------
                                                   Chief Operating Officer and
                                                   Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX

             Exhibit No.                         Description


                 99 Press Release, entitled "FINDWHAT.COM RAISES FOURTH QUARTER ESTIMATES - EXPECTS SEQUENTIAL REVENUE GROWTH OF 30% AND EPS OF $0.06."